CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)



     In connection with the accompanying Annual Report of Superior Oil and Gas Co. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2005 (the "Report"), I, Daniel Lloyd, Chief Financial Officer of the Company, hereby certify that to my knowledge:

     (1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ss.78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  October 20, 2006

                                                         /s/ Daniel Lloyd
                                                         -----------------------
                                                         Daniel Lloyd
                                                         Chief Financial Officer


     The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350) and is not being filed as part of the Form 10-KSB or as a separate disclosure document.











                                                                    Exhibit 32.1
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